UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2019

OVID THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38085	46-5270895
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1460 Broadway, Suite 15044 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 661-7661

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02. Results of Operations and Financial Condition.

As part of the updated corporate presentation referred to in Item 7.01 below, Ovid Therapeutics Inc. (the “Company”) disclosed an anticipated cash, cash equivalents and short-term investments balance of $41.5 million as of December 31, 2018. This amount is unaudited and preliminary, and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2018. The review of the Company’s financial statements for the year ended December 31, 2018 is ongoing and could result in changes to this amount.

Item 7.01. Regulation FD Disclosure.

On February 19, 2019, the Company updated its corporate presentation to be used in connection with investor meetings. A copy of the corporate presentation is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, only if and to the extent such subsequent filing specifically references the information herein as being incorporated by reference in such filing.

Cautionary Statements

This Current Report on Form 8-K and the corporate presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “plan,” “anticipate” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Forward-looking statements contained in this presentation include statements about the progress, timing, clinical development and scope of clinical trials and the reporting of clinical data for the Company’s product candidates; the potential clinical benefit of the Company’s product candidates; the timing and outcome of discussions with regulatory authorities; the completion of business development agreements; and the use of 24HC as a biomarker for target engagement. Each of these forward-looking statements involves risks and uncertainties. Other factors that may cause the Company’s actual results to differ from current expectations are discussed under the caption “Risk Factors” and elsewhere in the Company’s filings and reports with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s most recent Quarterly Report on Form 10-Q, which was filed with the SEC on November 8, 2018. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained in the corporate presentation to reflect any change in expectations, even as new information becomes available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Corporate Presentation dated February 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVID THERAPEUTICS INC.

By:	/s/ Ana C. Ward
Ana C. Ward
Senior Vice President, General Counsel

Dated: February 19, 2019